Monaker Group, Inc. 8-K

Exhibit 99.1

Monaker Group Announces Shareholder Approval to Acquire HotPlay, an Innovative In-Game Advertising Technology and Online to Offline Couponing Solutions Company

SUNRISE, FL – April 8, 2021 – Monaker Group, Inc. (NASDAQ: MKGI), a technology solutions company, today announced Monaker Group shareholders at a special meeting held on April 7, 2021, voted to approve the issuance of shares of common stock associated with the acquisition of HotPlay Enterprise Limited (HotPlay), pursuant to a Share Exchange Agreement entered into with HotPlay and its stockholders, and to further approve the terms of such Share Exchange Agreement (the "Transaction").

“We are pleased to have received the overwhelming support of shareholders that voted for this transformative combination,” said Bill Kerby, Chief Executive Officer of Monaker Group, who continued, “We look forward to completing the acquisition in the near-term and working with the HotPlay team and stakeholders to take advantage of the significant opportunities in front of us created by the accelerating demand for effective solutions in the expanding digital marketing and gaming.”

HotPlay is an innovative advertising technology company taking in-game advertising to the next level. Established by a strategic collaboration of seasoned professionals from technology, multimedia, video game development and entertainment, combined with sound financial backing, the Company has developed a revolutionary marketing solution harmonizing engagement between brands and gamers. HotPlay deploys seamlessly integrated advertising and promotion that coexists with the surrounding game content. HotPlay’s non-intrusive, non-disruptive and interactive advertising content is designed to allow brands to tactfully connect with the 2.5 billion gamers worldwide, leading to greater brand awareness and wider market reach, which in turn will generate business growth for businesses.

HotPlay helps brands drive their online traffic to an offline store with a redemption coupon. Advertisers can deliver in-game special privileges digital coupons and their target audience can then convert them on both online and offline channels, heightening customer engagement with the brands. HotPlay also offers conversion funnel tracking tools and other real time business integration insights that will help brands to better understand their target audience.

Additionally, HotPlay serves as an advertising platform helping monetize and support game developers, creating an additional revenue stream for game developers without compromising the integrity of their game.

Completion of the Hotplay transaction remains conditional and subject to additional closing conditions, the most significant of which is formal NASDAQ approval of the transaction (i.e., approval by NASDAQ of the continued listing of Monaker’s common stock on The NASDAQ Capital Market post-closing, which requires that the combined company re-meet NASDAQ’s initial listing requirements), to complete. Subject to NASDAQ’s approval and satisfaction of the remaining closing conditions, the completion of the acquisition of HotPlay, and Monaker’s planned name and symbol change to “NextPlay Technologies, Inc.” and “NXTP” respectively, are expected to occur in the coming weeks.

Additional information about the special meeting and items approved at the special meeting are included in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 8, 2021.

About Monaker Group

Monaker Group, Inc., is an innovative technology-driven company with plans to build a next-generation company through acquisition and organic growth, leveraging the strengths and channels of our existing technologies with those that we acquire, creating synergy and opportunity in the leisure space. Monaker Group is a party to a definitive agreement (subject to closing conditions, including shareholder approval for the transaction) to acquire HotPlay Enterprise Limited, an innovative in-game advertising and AdTech company. Following the completion of the proposed HotPlay acquisition, Monaker Group plans to transform into NextPlay Technologies, an innovative global technology company focused on consumer engaging products in the video gaming and travel verticals with innovative Ad Tech, Artificial Intelligence and Blockchain solutions. For more information about Monaker Group, visit www.monakergroup.com and follow on Twitter and Linkedin @MonakerGroup.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although Monaker believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties related to our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; the fact that the COVID-19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets; the closing of our planned acquisition of control of International Financial Enterprise Bank, Inc., a Puerto Rico corporation licensed as an Act 273-2012 international financial entity headquartered in San Juan Puerto Rico, and the ultimate terms thereof, as well as our ability to obtain the return of funds paid in connection therewith, in the event such transaction, for any reason, cannot be completed; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; our revenues and results of operations being subject to the ability of our distributors and partners to integrate our alternative lodging rental (ALR) properties with their websites, and the timing of such integrations; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; our business depends substantially on property owners and managers renewing their listings; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our long-term success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving ALR, Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot; the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; risks associated with our pending share exchange agreement with HotPlay Enterprise Limited, including our ability to close such transaction and dilution caused by such closing, as well as dilution caused by the conversion of our outstanding Series B Preferred Stock and Series C Preferred Stock; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by Monaker are detailed from time to time in Monaker’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Source: Monaker Group

Company Contact:

Monaker Group

Richard Marshall

Director of Corporate Development

Tel (954) 888-9779

rmarshall@monakergroup.com